SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 29, 2003
Date of Report (Date of earliest event reported)

REDHOOK ALE BREWERY, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-26542 (Commission file number)	91-1141254 (I.R.S. Employer Identification No.)

14300 NE 145th Street, Suite 210
Woodinville, Washington 98072
(Address of Principal Executive Offices, Zip Code)

(425) 483-3232
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

         The following exhibit is furnished pursuant to Item 9 and Item 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934:

Exhibit No.	Exhibit

99.1	Press Release dated April 29, 2003

Item 9: Regulation FD Disclosure

The following information required by Item 12 is being reported under Item 9 in accordance with the Commission’s interim guidance.

On April 29, 2003, the Registrant publicly disseminated a press release announcing certain financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K pursuant to Item 12.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDHOOK ALE BREWERY, INCORPORATED

Dated: April 29, 2003	By:	/s/ DAVID J. MICKELSON

David J. Mickelson Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit	Exhibit
No.

99.1	Press Release dated April 29, 2003

4